Annuity Investors Life Insurance Company®

Annuity Investors® Variable Account C

TotalGroup®

Group Flexible Premium Deferred Variable Annuities

Supplement Dated September 20, 2018

to Prospectus Dated May 1, 2018

This Supplement is intended to update certain information in the Prospectus for the variable annuity you own. All other provisions outlined in your prospectus, as supplemented, remain unchanged. Unless otherwise indicated, terms used in this Supplement have the same meaning as in your Contract prospectus.

Effective immediately, the following replaces the subsection entitled “Death Benefit Commencement Date” under the “DEATH BENEFIT” section on page 23 of the Prospectus:

Death Benefit Commencement Date. The Beneficiary designates the Death Benefit Commencement Date when filing a claim by Written Request. If no claim is completed within one year of the death, then the Death Benefit Commencement Date will be one year after the date of death.

Please retain this Supplement for future reference.